UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

VIMEO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

330 West 34th Street, 5th Floor, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 524-8791

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Vimeo, Inc. (“Vimeo” or the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 9, 2025. At the Annual Meeting, stockholders of the Company voted on the proposals set forth below. The final voting results on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on April 21, 2025, the record date for the Annual Meeting, there were 165,033,022 shares of Vimeo common stock (entitled to one vote per share) and 9,399,250 shares of Vimeo Class B common stock (entitled to ten votes per share) outstanding and entitled to vote. Vimeo common stock and Class B common stock are collectively referred to as Vimeo capital stock.

1.	A proposal to elect nine members of Vimeo’s Board of Directors, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Vimeo Board of Directors). The stockholders elected each of the nominees to the Vimeo Board of Directors on the basis of the following voting results:

Elected by holders of Vimeo common stock voting as a separate class:

	FOR	WITHHELD	BROKER NON-VOTES
Adam Cahan	121,847,057	336,627	22,519,028
Jay Herratti	120,587,201	1,596,483	22,519,028
Kirsten Kliphouse	110,029,692	12,153,992	22,519,028

Elected by holders of Vimeo capital stock voting as a single class:

	FOR	WITHHELD	BROKER NON-VOTES
Adam Gross	214,242,884	1,933,300	22,519,028
Lydia Jett	215,917,708	258,476	22,519,028
Mo Koyfman	154,669,854	61,506,330	22,519,028
Philip Moyer	215,122,751	1,053,433	22,519,028
Glenn H. Schiffman	202,627,606	13,548,578	22,519,028
Alexander von Furstenberg	209,622,040	6,554,144	22,519,028

2.	A proposal to ratify the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2025 fiscal year. The proposal was approved by the holders of Vimeo capital stock on the basis of the following voting results:

FOR	AGAINST	ABSTAIN
238,371,420	143,501	180,291

3.	A non-binding advisory vote on the compensation of our named executive officers. Holders of Vimeo capital stock voted to approve the compensation of our named executive officers, on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
205,503,281	10,560,766	112,137	22,519,028

Item 9.01                  Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIMEO, INC.

By:	/s/ Jessica Tracy
Name:	Jessica Tracy
Title:	General Counsel & Secretary

Date: June 10, 2025